This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Growth and
Income Fund

Annual Report
December 31, 1995

o A fund with an income-oriented approach to common stock investing. Offers opportunities for long-term growth of capital, current income, and growth of income.

o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER GROWTH AND INCOME FUND

CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  18 Financial Statements

  21 Financial Highlights

  22 Notes to Financial Statements

  28 Report of Independent Accountants

  29 Tax Information

  29 Officers and Trustees

  30 Investment Products and Services

  31 How to Contact Scudder

IN BRIEF

- Scudder Growth and Income Fund had a strong year and produced a 31.18% total return in 1995.

- This performance was better than that of the average growth and income fund tracked by Lipper Analytical Services, but slightly below that of the unmanaged S&P 500.

- The Fund's disciplined investment approach resulted in an overweighting of two of the top performing sectors of the U.S. stock market--financial services and healthcare--but kept it out of the technology sector, which also performed well.

- Going forward, the Fund's emphasis on income should cushion the price volatility of the portfolio. Favored sectors include financial services and healthcare, selected manufacturing issues, and overseas-based companies.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Performance of the major global stock and bond markets was generally positive in 1995 as slow growth, moderate inflation and falling interest rates provided a favorable economic climate. The biggest investment story of the year was the stunning advance in the U.S. equity market, which contributed to Scudder Growth and Income Fund's gratifying total return of 31.18% for the year.

         Despite the impressive performance in 1995 of the domestic stock market, U.S. equities are reasonably valued when viewed against the backdrop of lower bond yields. Even so, a repeat of 1995's exceptional performance is unlikely, especially if the economy slows as anticipated in the coming year. This type of environment actually is one in which the Fund has historically performed relatively well due to its disciplined investment approach.

         Longer term, we see a number of trends underway that support the outlook for investment in the U.S. and around the world. Technology is bringing efficiencies to every stage of the product cycle, from design to distribution. Globalization has widened the competitive universe, making inflationary price increases less likely. Deregulation is subjecting major industries to market discipline, increasing capacity and reducing supply bottlenecks. While investing will always involve uncertainties and market fluctuation, the result of these forces may well be an era of disinflationary growth that benefits investors and raises living standards worldwide.

         Finally, it is pleasing when others recognize the value of the Fund's disciplined investment approach, as witness the following quote from Morningstar, an independent research firm:

         Overall, the fund's yield-oriented style has led to a nice balance of solid returns and below-average risk. It makes an appealing package for more conservative investors. (Morningstar Mutual Funds, 10/27/95)

Scudder Growth and Income Fund's distinctive approach is discussed in detail in the portfolio management discussion beginning on page 6, which takes the form of a special interview with the Fund's Lead Portfolio Manager, Robert Hoffman.

         We welcome the many new investors in the Fund and appreciate your vote of confidence.
                                  Sincerely,

                                  /s/Daniel Pierce
                                  Daniel Pierce
                                  President,
                                  Scudder Growth and Income Fund

SCUDDER GROWTH AND INCOME FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER GROWTH AND INCOME FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $13,118    31.18%    31.18%
5 Year    $21,845   118.45%    16.91%
10 Year   $36,974   269.74%    13.97%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $13,758    37.58%    37.58%
5 Year    $21,544   115.44%    16.58%
10 Year   $40,036   300.36%    14.87%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Growth and Income Fund
Year            Amount
----------------------
85             $10,000
86             $11,830
87             $12,244
88             $13,715
89             $17,329
90             $16,926
91             $21,692
92             $23,767
93             $27,473
94             $28,187
95             $36,974

S&P 500 Index
Year            Amount
----------------------
85             $10,000
86             $11,866
87             $12,490
88             $14,564
89             $19,178
90             $18,583
91             $24,244
92             $26,092
93             $28,721
94             $29,101
95             $40,036

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $15.02  $12.31  $13.18  $14.14  $12.77  $15.76  $16.20  $17.24  $16.26  $20.23
INCOME DIVIDENDS..   $  .68  $  .68  $  .59  $  .69  $  .67  $  .55  $  .53  $  .45  $  .51  $  .56
CAPITAL GAINS
DISTRIBUTIONS.....   $ 2.28  $ 2.64  $   --  $ 1.77  $  .34  $   --  $  .50  $ 1.01  $  .91  $  .48
FUND TOTAL
RETURN (%)........    18.27    3.50   12.01   26.36   -2.33   28.16    9.57   15.59    2.60   31.18
INDEX TOTAL
RETURN (%)........    18.66    5.25   16.56   31.63   -3.11   30.40    7.61   10.06    1.32   37.58


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common and Preferred
Stocks                   92%              The Fund focuses on
Convertible Bonds         3%              stocks with above-average
Convertible Stocks        3%              dividends and sound
Cash Equivalents          2%              fundamentals.
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------
Financial                19%
Manufacturing            15%
Health                   15%              Emphasis is on sectors that
Consumer Staples         13%              should perform relatively
Energy                    9%              well in a slowing economy.
Durables                  7%
Communications            6%
Utilities                 5%
Consumer Discretionary    4%
Other                     7%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. UNITED TECHNOLOGIES CORP.
    Manufacturer of aerospace equipment, climate control systems, and elevators

 2. STUDENT LOAN MARKETING ASSOCIATION
    Student loan financing programs

 3. XEROX CORP.
    Leading manufacturer of copiers and duplicators

 4. TRW INC.
    Defense electronics, automotive parts and systems

 5. ELI LILLY & CO.
    Leading pharmaceutical company

 6. LOCKHEED MARTIN CORP.
    Manufacturer of aircraft, missiles and space equipment

 7. H&R BLOCK INC.
    Tax consulting and preparation

 8. H.J. HEINZ CO.
    Major manufacturer of processed foods

 9. AMERICAN HOME PRODUCTS CORP.
    Major U.S. diversified pharmaceutical company

10. KIMBERLY-CLARK CORP.
    Consumer paper products and newsprint

A number of manufacturers that represent attractive relative value are among the Fund's top holdings.
-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER GROWTH AND INCOME FUND
PORTFOLIO MANAGEMENT DISCUSSION

Scudder Growth and Income Fund is managed by a team of three professionals with a cumulative 39 years of investment experience: Robert T. Hoffman, Benjamin W. Thorndike, and Kathleen T. Millard. For a report on the Fund's 1995 performance and strategy, as well as management's outlook and positioning going into 1996, here is an interview with Robert T. Hoffman, Managing Director of Scudder Stevens & Clark and Lead Portfolio Manager of Scudder Growth and Income Fund.

Q.   Rob, how did Scudder Growth and Income Fund perform in 1995?

A. The Fund's total return for the year -- which includes change in share price plus reinvestment of any distributions -- was 31.18%. This figure reflects a $3.97 increase in the Fund's net asset value per share, to $20.23 on December 31, as well as income distributions totaling $0.56 per share and capital gain distributions totaling $0.48 per share.

Q.   How would you characterize this performance?

A. It was a good year. Anyone who was invested in the Fund for the full year made more than 30%. In addition, we outperformed the average growth and income fund tracked by Lipper Analytical Services, which provided a total return of 30.82%. The Fund failed to match the 37.58% return on the unmanaged S&P 500 Index, which is not surprising in such a spectacular year for stocks. The discipline we use in managing the Fund should provide competitive returns in strong markets, but the biggest comparative advantage is often found in dull or weak markets, where it is designed to provide above-average performance.

Q.   Could you give us your perspective on the market of the past year?

A. Many people may have forgotten that the prognosis for equities was not very good going into 1995. Among other factors, the Federal Reserve was still concerned about inflation and had been pursuing a tight money policy, and there was the crisis surrounding Latin America and the bailout of Mexico. Stock market sector leadership vacillated over the first half of the year with speculation concerning the Fed, as investors tried to gauge the impact of more or less restrictive monetary policy on cyclical industries. The Fed later reversed course in July in the face of a GDP downtick and lowered interest rates, setting off another wave of market realignment. While falling interest rates, low inflation and strong corporate earnings combined over the course of the year to propel stocks in the aggregate to levels no one had really anticipated, it was easy for investors to get whipsawed by chasing the previous month's hot sector. Patience was the key, and we remained true to our income-oriented discipline and evaluations of company fundamentals in the face of these gyrations. We believe that the worst thing to do is panic when your investment style is temporarily out of favor.

Q. What market sectors or individual holdings were most significant in terms of the Fund's performance in 1995?

A. Of our largest holdings at the beginning of the year, seven of the top ten outperformed the S&P 500 Index in 1995. In particular, the outperformance of our major holdings -- names like United Technologies, Lockheed Martin, and Rockwell -- occurred in the durable goods sector.

     Throughout 1995, the Fund maintained overweighted positions in the year's top two performing sectors: financial services and health. Many financial companies have been the beneficiaries of declining interest rates, and one significant portfolio holding, the Student Loan Marketing Association, turned in exceptional performance, with a total return of 108% for the year. Sallie Mae was a unique opportunity where unfavorable political and corporate developments had been overly discounted, resulting in a depressed stock price. Health stocks in general surged on the strength of an improved regulatory outlook and a merger wave fed by undervaluation in the pharmaceutical group.

     On the downside, our position in international stocks was one of the primary reasons for the Fund's underperformance versus the S&P 500. European markets on the whole lagged the U.S., and even our very small exposure to Latin America hurt us early in the year as those markets were sharply impacted by the Mexican peso crisis. I should note that the Fund did not have meaningful exposure to technology, another of the year's top-performing sectors, which hurt performance slightly versus the overall market and some of our peers. This is a natural consequence of our emphasis on high dividends and strong fundamentals, and meant that we missed the upsurge -- but also avoided the year-end correction -- experienced by that volatile group. In fact, sticking to our discipline enabled the Fund to finish the year in a strong fashion. Our return of 6.65% for the fourth quarter was well ahead of the 4.53% return of the average growth and income fund, as well as the 6.02% return of the S&P 500.

Q.   What is your outlook for 1996 and how does it impact Fund strategy?

A. We are maintaining an overweighted position in the financial group but have been trimming our exposure to the money center and regional banks, whose valuations have become less attractive, especially in the face of slowing loan growth and deteriorating consumer credit quality. We still favor select insurance stocks and specialized companies such as Sallie Mae and Fannie Mae. We are also optimistic about the Fund's position in REITs (Real Estate Investment Trusts), a group which underperformed last year, but which now sports an historically low valuation.

     The healthcare group remains reasonably valued relative to the market and the industry's history. It's worth noting that healthcare company earnings have historically been resilient in the face of declining consumer purchasing power -- a likely scenario given already high debt levels. Certain economically sensitive sectors such as manufacturing and energy are undervalued in our view, and are well-represented in the portfolio. The prices of some manufacturing stocks, particularly in the paper/forest products group, already discount a recession and may rally well before the economy actually bottoms out. Our technology position continues to be small, as we maintain a strong emphasis on relative yield, which is generally lacking in this sector.

     Finally, we find relative value in some non-U.S. markets including Europe, where central banks are expected to step on the monetary accelerator to stimulate growth. Consequently, international stock holdings have been increased to slightly more than 10% of assets. In this area, we are focusing on foreign counterparts to U.S. companies that display more compelling valuations with similar, if not better, fundamentals.

     In general, our focus on high dividend-paying stocks tends to lead us in the direction of value investing, and this has benefited the Fund over time as the market recognizes the intrinsic worth of individual stocks in the portfolio. We think this is a good position to be in as the economy winds down and market leadership becomes less driven by earnings.

Q. Given the higher valuations of stocks after an exceptional year in 1995, is now a good time to invest?

A. Price-earnings ratios have to be viewed in the context of prevailing interest rate levels, and one can make the case that U.S. equities are not overvalued in view of last year's sharp bond yield declines. Perhaps more to the point, it's very difficult to time the market, and we don't recommend that investors try to do so. Historically, stocks have provided returns over time that are superior to those of other asset classes, so participation in the equity markets has been a good long-term strategy. For investors concerned about a stock market correction after last year's upsurge, Scudder Growth and Income Fund focuses on consistent performance and provides a relatively conservative way to achieve or maintain this valuable equity exposure. In other words, while we like to think the Fund is a great long-term investment, we feel it's an especially good fund for equity investors after a 38% year in the stock market.

Q.   Could you explain how the Fund seeks to provide consistent performance?

A. Our emphasis on yield stocks is designed to force us to look at stocks that are out of favor, but also provides a cushion against price declines. Each stock we buy must meet the threshold requirement of having a dividend yield 20% higher than the market as measured by the S&P 500 Index. In addition, stocks that no longer meet this criterion subsequent to purchase -- due to a price rise, dividend cut, or change in market levels -- become candidates for sale. Of course, our analysis only begins with a stock's yield; we also perform extensive research to assess the quality, stability, and earnings outlook of underlying issuers.

     The rationale for our "relative yield" discipline is that stocks with higher yields than the market have in the past performed competitively in up markets while declining less in down markets. Conversely, low-dividend stocks, while they have tended to outperform in rising markets, have underperformed by a wide margin in declining markets. Of course, past performance doesn't guarantee future results.

Q. How effective has the relative yield approach been in reducing volatility and producing reliable relative performance for Fund shareholders?

A. The Fund has in fact been less volatile than most other growth and income funds over time. This is true in terms of standard deviation, a common way of expressing volatility which measures the variation of returns in either direction around an investment's mean return over time. The results are even more impressive when you look solely at the Fund's performance in down markets.

     The relative yield approach has also had a positive effect on total returns over time. Scudder Growth and Income Fund's total returns place it in the top quarter of growth and income funds tracked by Lipper Analytical Services for the two (of 340 funds), three (of 259 funds), five (of 192 funds), and ten (of 119 funds) year periods ended December 31, 1995. Average annual returns for the two, three, five, and ten year periods are 16.01%, 15.87%, 16.91%, and 13.97%, respectively.

Q. In view of the preceding, for whom is Scudder Growth and Income Fund most suitable as an investment?

A. Growth and Income Fund is not for investors looking to "knock the cover off the ball." Our goal in managing the Fund is to provide well above-average performance over the long-term, in large part by being one of the top performers in dull and falling markets. We believe the Fund is an excellent investment for those seeking both participation in the equity markets and more consistent performance than the average equity vehicle. We like to feel it could be used either as the only stock vehicle for a conservative investor seeking stock market exposure, or for the "core" portion of an equity portfolio containing more aggressive investments.


                               Scudder Growth and
                                  Income Fund:
                          A Team Approach to Investing

   Scudder Growth and Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since he joined Scudder in 1991. Rob has 11 years of experience in the investment industry and also heads up the portfolio management team for AARP Growth and Income Fund. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and at Scudder since 1991. Kathleen focuses on strategy and stock selection, a role she also plays for AARP Growth and Income Fund. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Ben, who has 16 years of investment experience, joined Scudder and the Fund in 1986 and also is a Portfolio Manager for AARP Growth and Income Fund.

SCUDDER GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO  as of December 31, 1995
-----------------------------------------------------------------------------------------------------------------------
                            % of        Principal                                                               Market
                          Portfolio    Amount ($)                                                             Value ($)
-----------------------------------------------------------------------------------------------------------------------

                                 --------------------------------------------------------------------------------------
                           1.3%        REPURCHASE AGREEMENT
                                 --------------------------------------------------------------------------------------

                                       39,452,000  Repurchase Agreement with Donaldson,
                                                     Lufkin & Jenrette dated 12/29/95 at 5.85%
                                                     to be repurchased at $39,477,644 on 1/2/96,
                                                     collateralized by a $31,294,000 U.S. Treasury
                                                     Note, 8.125%, 5/15/21 (Cost $39,452,000) ........       39,452,000
                                                                                                             ----------

                                 --------------------------------------------------------------------------------------
                           1.1%        COMMERCIAL PAPER
                                 --------------------------------------------------------------------------------------

                                       25,000,000  Corporate Asset Funding Corp., 5.62%,
                                                     1/26/96 .........................................       24,902,431
                                       10,000,000  General Electric Capital Corp., 5.95%,
                                                     1/5/96 ..........................................        9,993,389
                                                                                                             ----------
                                                   TOTAL COMMERCIAL PAPER (COST $34,895,820) .........       34,895,820
                                                                                                             ----------

                                 --------------------------------------------------------------------------------------
                           0.1%        FOREIGN BONDS-NON U.S. $ DENOMINATED
                                 --------------------------------------------------------------------------------------

                                 GBP    2,500,000  National Power PLC, 6.25%, 9/23/08
                                                    Cost $4,438,999) .................................        4,144,629
                                                                                                             ----------

                                 --------------------------------------------------------------------------------------
                           0.3%        CORPORATE BONDS
                                 --------------------------------------------------------------------------------------
FINANCIAL
                                        5,500,000  Siemens Capital Corp. with warrants, 8%,
                                                     6/24/02 (Cost $7,177,934) .......................        7,493,750
                                                                                                             ----------

                                 --------------------------------------------------------------------------------------
                           2.8%         CONVERTIBLE BONDS
                                 --------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY     0.1%

Department &
Chain Stores                            4,000,000  Federated Department Stores, Inc. debenture,
                                                     5%, 10/1/03 .....................................        3,970,000
                                                                                                             ----------
HEALTH                     0.2%

Pharmaceuticals                         5,810,000  Sandoz Capital BVI Ltd., 2%, 10/6/02 ..............        5,490,450
                                                                                                             ----------

  The accompanying notes are an integral part of the financial statements.

                                                                                                   INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                            % of        Principal                                                               Market
                          Portfolio    Amount ($)                                                             Value ($)
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL                  0.8%

Banks                      0.6%        16,140,000  MBL International Finance Bermuda,
                                                     3%, 11/30/02 ....................................       18,641,700
                                                                                                             ----------
Other Financial
Companies                  0.2%         4,560,000  First Financial Management Corp.,
                                                     5%, 12/15/99 ....................................        7,330,200
                                                                                                             ----------
SERVICE INDUSTRIES         0.4%

Miscellaneous
Commercial Services                    24,000,000  ADT Operations Inc. Liquid Yield Option
                                                     Note, 7/6/10 ....................................       11,460,000
                                                                                                             ----------
DURABLES                   0.0%

Automobiles                             1,500,000  Magna International, Inc., 5%, 10/15/02 ...........        1,518,750
                                                                                                             ----------
MANUFACTURING              0.2%

Diversified
Manufacturing                           5,000,000  Thermo Electron Corp., 4.25%, 1/1/03 ..............        5,425,000
                                                                                                             ----------
TECHNOLOGY                 0.5%

Computer Software          0.2%         8,260,000  Softkey International, Inc., 5.5%, 11/1/00 ........        6,174,350
                                                                                                             ----------
Electronic Data Processing 0.1%         7,500,000  Silicon Graphics Inc., 11/2/13 ....................        3,890,625
                                                                                                             ----------
Precision Instruments      0.2%         1,500,000  Thermo Instruments Systems Inc., 6.625%,
                                                     8/15/01 .........................................        4,312,500
                                                                                                             ----------
CONSTRUCTION               0.2%

Homebuilding                            9,300,000  Empresa ICA Sociedad Controladora S.A.,
                                                     5%, 3/15/04 .....................................        4,882,500
                                                                                                             ----------
TRANSPORTATION             0.4%

Airlines                               13,600,000  Delta Air Lines, Inc., 3.23%, 6/15/03   12,920,000
                                                   TOTAL CONVERTIBLE BONDS (COST $79,872,279) ........       86,016,075
                                                                                                             ----------

                                       --------------------------------------------------------------------------------
                           2.5%        CONVERTIBLE PREFERRED STOCKS
                                       --------------------------------------------------------------------------------

                                         Shares
                                       --------------------------------------------------------------------------------
HEALTH                     1.0%

Health Industry Services   1.0%         1,100,200  FHP International Corp.,"A", Cum. $1.25 ...........       29,292,825
                                                                                                             ----------
Medical Supply &
Specialty                  0.0%            25,000  US Surgical Corp., "A", Cum. $2.20 ................          631,250
                                                                                                             ----------

   The accompanying notes are an integral part of the financial statements.

SCUDDER GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
                            % of                                                                                Market
                          Portfolio     Shares                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL                  0.0%
Consumer Finance                            7,500  Advanta Corp., 6.75% ..............................          287,813
                                                                                                             ----------
SERVICE INDUSTRIES         0.2%

Miscellaneous
Commercial Services                     6,151,000  Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 .....        6,612,325
                                                                                                             ----------
MANUFACTURING              0.4%
Containers & Paper         0.1%            60,100  Boise Cascade Corp. "G", Cum $1.58 ................        1,720,363
                                                                                                             ----------
                                           47,000  International Paper Co., 5.25% ....................        2,115,000
                                                                                                             ----------
                                                                                                              3,835,363
                                                                                                             ----------

Industrial Specialty      0.3%            606,300  Cooper Industries, Inc., 6% .......................        8,336,625
                                                                                                             ----------
TECHNOLOGY                0.2%
Electronic Data Processing                 50,000  Ceridian Corp., 5.5% ..............................        4,625,000
                                                                                                             ----------
ENERGY                    0.3%
Oil & Gas Production                      180,500  Parker & Parsley Capital Corp., 6.25% .............        8,528,625
                                                                                                             ----------
METALS & MINERALS         0.4%
Precious Metals                           500,000  Freeport McMoRan Copper & Gold, Inc.,
                                                     Cum. $1.25 ......................................       13,625,000
                                                                                                             ----------
                                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                                     (Cost $70,400,943) ..............................       75,774,826
                                                                                                             ----------

                                        -------------------------------------------------------------------------------
                          0.2%          PREFERRED STOCKS
                                        -------------------------------------------------------------------------------

COMMUNICATIONS
Telephone/
Communications                            120,000  Philippine Long Distance Telephone Co.
                                                     (Cost $6,000,000) ...............................        6,247,500
                                                                                                             ----------

                                        -------------------------------------------------------------------------------
                         91.7%          COMMON STOCKS
                                        -------------------------------------------------------------------------------

Consumer Discretionary    4.0%

Department &
Chain Stores              3.6%            745,600  J.C. Penney Co., Inc. .............................       35,509,200
                                           74,100  May Department Stores .............................        3,130,725
                                          567,800  Melville Corp. ....................................       17,459,850

   The accompanying notes are an integral part of the financial statements.

                                                                                                   INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                            % of                                                                                Market
                          Portfolio     Shares                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
                                          827,000  Rite Aid Corp. ....................................       28,324,750
                                          666,100  Sears, Roebuck & Co. ..............................       25,977,900
                                                                                                            -----------
                                                                                                            110,402,425
                                                                                                            -----------
Specialty Retail           0.4%           864,600  Intimate Brands, Inc. .............................       12,969,000
                                                                                                            -----------
CONSUMER STAPLES          12.2%
Alcohol & Tobacco          3.9%           515,200  Anheuser Busch Companies, Inc. ....................       34,454,000
                                          549,600  Philip Morris Companies Inc. ......................       49,738,800
                                        1,060,780  RJR Nabisco Holdings Corp. ........................       32,751,583
                                           60,320  Schweitzer-Mauduit International, Inc. ............        1,394,900
                                                                                                            -----------
                                                                                                            118,339,283
                                                                                                            -----------

Consumer Specialties       0.1%           277,000  A.T. Cross Co. "A" ................................        4,189,625
                                                                                                            -----------
Food & Beverage            3.5%           559,500  General Mills, Inc. ...............................       32,311,125
                                        1,526,850  H.J. Heinz Co. ....................................       50,576,906
                                          686,000  Quaker Oats Co. ...................................       23,667,000
                                                                                                            -----------
                                                                                                            106,555,031
                                                                                                            -----------

Package Goods/Cosmetics    4.7%           394,100  Avon Products Inc. ................................       29,705,288
                                          367,600  Clorox Co. ........................................       26,329,350
                                          126,800  Colgate-Palmolive Co. .............................        8,907,700
                                          603,200  Kimberly-Clark Corp. ..............................       49,914,800
                                          601,800  Tambrands Inc. ....................................       28,735,950
                                                                                                            -----------
                                                                                                            143,593,088
                                                                                                            -----------
HEALTH                    13.2%
Health Industry Services   0.3%           205,500  U.S. HealthCare, Inc. .............................        9,555,750
                                                                                                            -----------
Medical Supply & Specialty 1.5%         1,139,000  Bausch & Lomb, Inc. ...............................       45,132,875
                                                                                                            -----------
Pharmaceuticals           11.4%           515,700  American Home Products Corp. ......................       50,022,900
                                        1,095,900  Baxter International Inc. .........................       45,890,813
                                          404,300  Bristol-Myers Squibb Co. ..........................       34,719,263
                                          731,600  Carter-Wallace Inc. ...............................        8,321,950
                                        1,134,200  Eli Lilly & Co. ...................................       63,798,750
                                          844,500  Schering-Plough Corp. .............................       46,236,375
                                          590,200  SmithKline Beecham PLC (ADR) ......................       32,756,100
                                          428,700  Warner-Lambert Co. ................................       41,637,488
                                        1,356,100  Zeneca Group PLC ..................................       26,243,195
                                                                                                            -----------
                                                                                                            349,626,834
                                                                                                            -----------

   The accompanying notes are an integral part of the financial statements.

SCUDDER GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
                            % of                                                                                Market
                          Portfolio     Shares                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             5.7%
Telephone/
Communications                          1,363,500  Alltel Corp. ......................................       40,223,250
                                          791,100  GTE Corp. .........................................       34,808,400
                                        1,067,840  Hong Kong Telecommunications Ltd. (ADR)............       18,954,160
                                          810,000  Koninklijke PTT Nederland .........................       29,475,688
                                          745,300  Sprint Corp. ......................................       29,718,838
                                          750,000  Tele Danmark A/S (ADR) ............................       20,718,750
                                                                                                            -----------
                                                                                                            173,899,086
                                                                                                            -----------
FINANCIAL                 17.0%
Banks                      7.1%           235,000  AmSouth Bancorp. ..................................        9,488,125
                                          544,300  Bankers Trust New York Corp. ......................       36,195,950
                                          607,400  Chemical Banking Corp. ............................       35,684,750
                                          877,800  CoreStates Financial Corp. ........................       33,246,675
                                          947,600  First Bank System Inc. ............................       47,024,650
                                          503,300  J.P. Morgan & Co., Inc. ...........................       40,389,825
                                          128,500  Nordbanken AB .....................................        2,226,533
                                           62,300  Summit Bancorporation .............................        1,962,450
                                              269  Swiss Bank Corp. (Bearer) .........................          109,920
                                          353,300  Wilmington Trust Corp. ............................       10,908,138
                                                                                                            -----------
                                                                                                            217,237,016
                                                                                                            -----------

Insurance                  3.6%           444,605  Allstate Corp. ....................................       18,284,381
                                          458,000  EXEL, Ltd. ........................................       27,938,000
                                          287,400  Hartford Steam Boiler Inspection &
                                                     Insurance Co. ...................................       14,370,000
                                          918,200  Lincoln National Corp. ............................       49,353,250
                                                                                                            -----------
                                                                                                            109,945,631
                                                                                                            -----------

Other Financial
Companies                  3.6%           279,000  Federal National Mortgage Association ..............      34,630,875
                                        1,125,500  Student Loan Marketing Association .................      74,142,313
                                                                                                            -----------
                                                                                                            108,773,188
                                                                                                            -----------

Real Estate                2.7%           217,100  Avalon Properties, Inc. (REIT) ....................        4,667,650
                                          338,500  Camden Property Trust (REIT) ......................        8,081,688
                                           73,800  Charles E. Smith Residential Realty, Inc. (REIT) ..        1,743,525
                                           28,100  Equity Residential Properties Trust (REIT) ........          860,563
                                          326,600  General Growth Properties, Inc. (REIT) ............        6,776,950
                                          359,300  Health Care Property Investment Inc. (REIT) .......       12,620,413
                                           31,400  Mark Centers Trust (REIT) .........................          357,175


The accompanying notes are an integral part of the financial statements.

                                                                                                   INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                            % of                                                                                Market
                          Portfolio     Shares                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
                                          468,400  Meditrust SBI (REIT) ..............................       16,335,450
                                          302,400  Nationwide Health Properties Inc. (REIT) ..........       12,700,800
                                           61,900  Post Properties Inc. (REIT) .......................        1,973,063
                                          391,500  Security Capital Industrial Trust (REIT) ..........        6,851,250
                                          451,300  South West Property Trust Inc. (REIT) .............        6,092,550
                                           88,800  Vornado Realty Trust (REIT) .......................        3,330,000
                                                                                                            -----------
                                                                                                             82,391,077
                                                                                                            -----------
MEDIA                      0.5%

Print Media                               313,000  Reader's Digest Association Inc. "A" ..............       16,041,250
                                                                                                            -----------

SERVICE INDUSTRIES         2.9%

Miscellaneous
Consumer Services          1.7%         1,280,200  H & R Block Inc. ...................................      51,848,100
                                                                                                            -----------
Printing/Publishing        1.2%           805,000  Deluxe Corp. .......................................      23,345,000
                                          182,600  Dun & Bradstreet Corp. .............................      11,823,350
                                                                                                            -----------
                                                                                                             35,168,350
                                                                                                            -----------
DURABLES                   6.5%

Aerospace                  5.8%           398,400  AAR Corp. ..........................................       8,764,800
                                          710,013  Lockheed Martin Corp. ..............................      56,091,027
                                          729,400  Rockwell International Corp. .......................      38,567,025
                                            7,600  Thiokol Corp. ......................................         257,450
                                          784,500  United Technologies Corp. ..........................      74,429,438
                                                                                                            -----------
                                                                                                            178,109,740
                                                                                                            -----------

Automobiles                0.6%           660,900  Dana Corp. .........................................      19,331,325
                                                                                                            -----------
Construction/
Agricultural Equipment     0.1%            49,000  PACCAR, Inc. .......................................       2,064,125
                                                                                                            -----------
MANUFACTURING             14.2%

Chemicals                  3.5%           484,700  Dow Chemical Co. ...................................      34,110,763
                                          683,000  E.I. du Pont de Nemours & Co. ......................      47,724,625
                                          140,000  Lubrizol Corp. .....................................       3,902,500
                                          948,900  Lyondell Petrochemical Co. .........................      21,706,088
                                                                                                            -----------
                                                                                                            107,443,976
                                                                                                            -----------
Diversified
Manufacturing              4.1%         1,451,200  Dresser Industries Inc. ............................      35,373,000
                                          270,800  Olin Corp. .........................................      20,106,900
                                           93,100  St. Joe Paper Co. ..................................       5,120,500

   The accompanying notes are an integral part of the financial statements.

SCUDDER GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
                            % of                                                                                Market
                          Portfolio     Shares                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
                                          834,500  TRW Inc. ..........................................       64,673,750
                                                                                                            -----------
                                                                                                            125,274,150
                                                                                                            -----------

Electrical Products        0.8%           345,600  Thomas & Betts Corp. ..............................       25,488,000
                                                                                                            -----------
Industrial Specialty       0.3%           320,300  Corning Inc. ......................................       10,249,600
                                                                                                            -----------
Machinery/
Components/Controls        0.3%           239,300  Timken Co. ........................................        9,153,225
                                                                                                            -----------
Office Equipment/Supplies  2.3%           514,000  Xerox Corp. .......................................       70,418,000
                                                                                                            -----------
Specialty Chemicals        2.6%           180,000  ARCO Chemical Co. .................................        8,752,500
                                          613,800  Betz Laboratories Inc. ............................       25,165,800
                                          358,600  Petrolite Corp. ...................................       10,220,100
                                        1,191,800  Witco Corp. .......................................       34,860,150
                                                                                                            -----------
                                                                                                             78,998,550
                                                                                                            -----------
Wholesale Distributors     0.3%            96,100  Alco Standard Corp. ...............................        8,216,550
                                                                                                            -----------
ENERGY                     8.7%

Oil Companies              7.6%           367,200  Exxon Corp. .......................................       29,421,900
                                          372,800  Murphy Oil Corp. ..................................       15,471,200
                                          480,100  Pennzoil Co. ......................................       20,284,225
                                          484,000  Repsol SA (ADR) ...................................       15,911,500
                                          229,000  Royal Dutch Petroleum Co. (New York shares) .......       32,317,625
                                          421,000  Societe Nationale Elf Aquitaine ...................       31,056,389
                                          328,900  Texaco Inc. .......................................       25,818,650
                                          212,177  Total SA "B" ......................................       14,337,456
                                          386,046  Total SA (ADR) ....................................       13,125,555
                                        1,609,900  YPF S.A. "D" (ADR) ................................       34,814,088
                                                                                                            -----------
                                                                                                            232,558,588
                                                                                                            -----------
Oilfield Services/
Equipment                  1.1%           670,000  Halliburton Co. ...................................       33,918,750
                                                                                                            -----------
METALS & MINERALS          0.9%

Precious Metals            0.4%           365,000  De Beers Consolidated Mines Ltd. (ADR) ............       11,041,250
                                                                                                            -----------
Steel & Metals             0.5%           542,590  Freeport McMoRan Copper & Gold,
                                                     Inc. "A" ........................................       15,192,520
                                                                                                            -----------

TRANSPORTATION             1.4%

Railroads                               1,119,500  Canadian National Railway Co. .....................       16,792,500
                                          100,800  Consolidated Rail Corp. ...........................        7,056,000
                                          120,100  Norfolk Southern Corp. ............................        9,532,938
                                          137,200  Union Pacific Corp. ...............................        9,055,200
                                                                                                            -----------
                                                                                                             42,436,638
                                                                                                            -----------

The accompanying notes are an integral part of the financial statements.

                                                                                                   INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                            % of                                                                                Market
                          Portfolio     Shares                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
UTILITIES                  4.5%
Electric Utilities                        698,600  CINergy Corp. .....................................        21,394,625
                                          227,600  CMS Energy Corp. ..................................         6,799,550
                                        2,332,800  China Light & Power Co., Ltd. (ADR) ...............        10,614,240
                                          239,500  National Power PLC (ADR) ..........................         2,215,375
                                          507,300  PacifiCorp ........................................        10,780,125
                                          220,200  Pacific Gas & Electric Co. ........................         6,248,175
                                        2,329,000  PowerGen PLC ......................................         7,997,293
                                          970,200  PowerGen PLC (ADR) ................................        12,733,875
                                        1,008,000  Southern Company ..................................        24,822,000
                                          210,000  Texas Utilities Co., Inc. .........................         8,636,250
                                          747,900  Unicom Corp. ......................................        24,493,725
                                                                                                           -------------
                                                                                                             136,735,233
                                                                                                           -------------
                                                   TOTAL COMMON STOCKS (COST $2,112,507,366)               2,802,297,829
                                                                                                           -------------
------------------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                     (Cost $2,354,745,341) (a)                             3,056,322,429
                                                                                                           =============

(a) The cost for federal income tax purposes was $2,352,369,063. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $703,953,366. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $729,585,416 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $25,632,050.

---------------------------------------------------------------------------------------------------
      Transactions in written call options during the year ended December 31, 1995 were as follows:
                                                                                    PREMIUMS
                                                        NUMBER OF CONTRACTS       RECEIVED ($)
                                          ---------------------------------------------------------
Outstanding at December 31, 1994 ........                      --                           --
  Contracts written .....................                    18,500                 20,946,597
  Contracts closed ......................                   (18,500)               (20,946,597)
                                          ---------------------------------------------------------
Outstanding at December 31, 1995 ........                      --                           --
                                                             ======                  ==========

   The accompanying notes are an integral part of the financial statements.

SCUDDER GROWTH AND INCOME FUND
FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------
          STATEMENT OF ASSETS AND LIABILITIES

          December 31, 1995
          --------------------------------------------------------------------------------------------
          ASSETS
          Investments, at market (identified cost $2,354,745,341)
            (Note A) .................................................                  $3,056,322,429
          Collateral held for securities loaned (Note A) .............                     199,879,300

          Cash .......................................................                          92,991
          Receivables:
            Dividends and interest ...................................                       9,934,200
            Investments sold .........................................                       8,976,497
            Fund shares sold .........................................                       4,397,416
            Foreign taxes recoverable ................................                         756,015
          Other assets ...............................................                           5,896
                                                                                        --------------
            Total assets .............................................                   3,280,364,744

          LIABILITIES
          Payables:
            Collateral on securities loaned (Note A) .................    $199,879,300
            Fund shares redeemed .....................................      11,035,007
            Investments purchased ....................................       5,836,323
            Accrued management fee (Note C) ..........................       1,267,197
            Other accrued expenses (Note C) ..........................       1,139,337
                                                                          ------------
              Total liabilities ......................................                     219,157,164
                                                                                        --------------
          Net assets, at market value ................................                  $3,061,207,580
                                                                                        ==============
          NET ASSETS
          Net assets consist of:
            Undistributed net investment income ......................                  $    2,471,598
            Net unrealized appreciation (depreciation) on:
              Investments ............................................                     701,577,088
              Foreign currency related transactions ..................                          (4,957)
            Accumulated net realized gain ............................                       7,577,287
            Shares of beneficial interest ............................                       1,513,187
            Additional paid-in capital ...............................                   2,348,073,377
                                                                                        --------------
          Net assets, at market value ................................                  $3,061,207,580
                                                                                        ==============
         NET ASSET VALUE, offering and redemption price per share
          ($3,061,207,580 DIVIDED BY 151,318,741 shares of capital stock outstanding, $.01 par value, unlimited number of
          shares authorized) .........................................                  $        20.23
                                                                                        ==============

The accompanying notes are an integral part of the financial statements.

                                                                                 FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------
Year Ended December 31, 1995
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
Dividends (net of withholding  taxes of $900,442) .......                 $ 90,261,325
Interest ................................................                    8,627,930
                                                                          ------------
                                                                            98,889,255
Expenses:
Management fee (Note C) .................................   $ 13,054,200
Services to shareholders (Note C) .......................      5,649,686
Custodian and accounting fees (Note C) ..................        508,234
Trustees' fees (Note C) .................................         34,820
Reports to shareholders .................................        753,664
Federal and state registration ..........................        196,490
Auditing ................................................         54,640
Legal ...................................................         24,771
Other ...................................................         90,374    20,366,879
                                                            ------------  ------------
Net investment income ...................................                   78,522,376
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
Net realized gain (loss) from:
  Investments ............................................    79,812,797
  Options ................................................   (15,734,123)
  Foreign currency related transactions ..................      (148,438)   63,930,236
                                                            ------------
Net unrealized appreciation (depreciation) during
  the period on:
  Investments ............................................   546,343,519
  Foreign currency related transactions ..................       (20,211)  546,323,308
                                                            ------------  ------------
Net gain on investment transactions ......................                 610,253,544
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $688,775,920
                                                                          ============

The accompanying notes are an integral part of the financial statements.

SCUDDER GROWTH AND INCOME FUND
----------------------------------------------------------------------
          ------------------------------------------------------------------------------
          STATEMENT OF CHANGES IN NET ASSETS
          ------------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31,
                                                                           ------------------------
          INCREASE (DECREASE IN NET ASSETS)                                 1995             1994
          --------------------------------------------------------------------------------------------
          Operations:
          Net investment income ....................................  $   78,522,376    $   55,084,132
          Net realized gain from investment
            transactions ...........................................      63,930,236       110,478,324
          Net unrealized appreciation (depreciation) on
            investment transactions during the period ..............     546,323,308      (124,874,829)
                                                                      --------------    --------------
          Net increase in net assets resulting
            from operations ........................................     688,775,920        40,687,627
                                                                      --------------    --------------
          Distributions to shareholders from:
            Net investment income ($.56 and $.51
              per share, respectively) .............................     (78,569,568)      (55,549,751)
                                                                      --------------    --------------
            Net realized gains from investment
              transactions ($.48 and $.91 per share,
              respectively) ....................................         (69,054,578)     (104,186,389)
                                                                      --------------    --------------
          Fund share transactions:
          Proceeds from shares sold ................................     829,474,858       660,899,843
          Net asset value of shares issued to
            shareholders in reinvestment of distributions ..........     133,306,288       141,532,779
          Cost of shares redeemed ..................................    (434,428,526)     (315,194,390)
                                                                      --------------    --------------
          Net increase in net assets from Fund
            share transactions ....................................      528,352,620       487,238,232
                                                                      --------------    --------------
          INCREASE IN NET ASSETS ...................................   1,069,504,394       368,189,719
          Net assets at beginning of period ........................   1,991,703,186     1,623,513,467
                                                                      --------------    --------------
          NET ASSETS AT END OF PERIOD (including
            undistributed net investment income of
            $2,471,598 and $2,585,428, respectively) ...............  $3,061,207,580    $1,991,703,186
                                                                      ==============    ==============
          OTHER INFORMATION
          INCREASE (DECREASE) IN FUND SHARES
          Shares outstanding at beginning of period ................     122,454,972        94,183,009
                                                                      --------------    --------------
          Shares sold ..............................................      45,610,829        38,072,976
          Shares issued to shareholders in reinvestment
            of distributions .......................................       6,927,513         8,384,211
          Shares redeemed ..........................................     (23,674,573)      (18,185,224)
                                                                      --------------    --------------
          Net increase in Fund shares ..............................      28,863,769        28,271,963
                                                                      --------------    --------------
          Shares outstanding at end of period ......................     151,318,741       122,454,972
                                                                      ==============    ==============

The accompanying notes are an integral part of the fianancial statements.

                                                                                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                        YEARS ENDED DECEMBER 31,
                                            ------------------------------------------------------------------------------
                                             1995    1994   1993(b)  1992    1991    1990    1989    1988    1987    1986
                                            ------------------------------------------------------------------------------
Net asset value, beginning
  of period ..............................  $16.26  $17.24  $16.20  $15.76  $12.77  $14.14  $13.18  $12.31  $15.02  $15.35
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
  operations:
  Net investment income ..................     .55     .49     .49     .57     .57     .65     .67     .60     .68     .67
  Net realized and
    unrealized gain (loss) on
    investment transactions ..............    4.46    (.05)   2.01     .90    2.97   (1.01)   2.75     .86    (.07)   1.96
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from investment
  operations .............................    5.01     .44    2.50    1.47    3.54    (.36)   3.42    1.46     .61    2.63
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions from:
  Net investment income ..................    (.56)   (.51)   (.45)   (.53)   (.55)   (.67)   (.69)   (.59)   (.68)   (.68)
  Net realized gains on
    investment transactions ..............    (.48)   (.91)  (1.01)   (.50)     --    (.34)  (1.77)     --   (2.64)  (2.28)
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions ......................   (1.04)  (1.42)  (1.46)  (1.03)   (.55)  (1.01)  (2.46)   (.59)  (3.32)  (2.96)
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Net asset value, end of period .........  $20.23  $16.26  $17.24  $16.20  $15.76  $12.77  $14.14  $13.18  $12.31  $15.02
                                            ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%)..........................   31.18    2.60   15.59    9.57   28.16   (2.33)  26.36   12.01    3.50   18.27

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) ...........................   3,061   1,992   1,624   1,166     723     491     490     402     392     385
Ratio of operating expenses to
  average net assets (%) (a) .............     .80     .86     .86     .94     .97     .95     .87     .92     .89     .83
Ratio of net investment income
  to average net assets (%) ..............    3.10    2.98    2.93    3.60    4.03    5.03    4.47    4.63    4.24    4.19
Portfolio turnover rate (%) ..............    26.9    42.3    35.5    27.5    44.7    64.7    76.6    47.6    59.5    45.3

(a) The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992.
    If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower. This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992, exclusive of these charges the ratio would have been .92%.

(b) Effective January 1, 1993, the Fund discontinued using equalization accounting.

                                      21

SCUDDER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------


                Scudder Growth and Income Fund (the "Fund") is a diversified series of Scudder Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

                SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                                                  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

SECURITY LENDING. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made through the Fund's authorized agent to registered broker/dealers and are required to be collateralized by cash in an amount at least equal to the market value plus accrued interest of the securities loaned. The collateral is invested, and a negotiated percentage of the interest earned is remitted to the Fund. This income is included as a component of interest income. At December 31, 1995, the Fund loaned securities with an aggregate market value of $193,380,096 which represents 6.3% of total net assets.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund wrote call options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the

SCUDDER GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

                The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

                When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-Counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

                 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

                The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to non-taxable distributions and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

SCUDDER GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
                For the year ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $1,061,268,297 and $660,993,305, respectively.

                C.  RELATED PARTIES
--------------------------------------------------------------------------------


                On August 8, 1995, the Fund's Board of Trustees approved a new Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"). Under the Management Agreement the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next
                $500,000,000, and 0.45% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

                Under the Investment Management Agreement between the
                Fund and the Adviser which was in effect prior to August 8, 1995 (the "Agreement"), the Fund agreed to pay the Adviser an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, and 0.475% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Both Agreements also provide that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31, 1995, the fee pursuant to both the Management Agreement and the Agreement amounted to $13,054,200, which was equivalent to an annual effective rate of .52% of the Fund's average daily net assets.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $4,880,494, of which $686,744 is unpaid at December 31, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $198,521, of which $18,430 is unpaid at December 31, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses aggregated $34,820.

SCUDDER GROWTH AND INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

                TO THE TRUSTEES OF SCUDDER INVESTMENT TRUST AND THE SHAREHOLDERS OF SCUDDER GROWTH AND INCOME FUND:

                We have audited the accompanying statement of assets and liabilities of Scudder Growth and Income Fund, including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Growth and Income Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

                Boston, Massachusetts                  COOPERS & LYBRAND L.L.P.
                February 2, 1996

TAX INFORMATION

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $.395 per share from net long-term capital gains during its fiscal year ended December 31, 1995. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $48,445,974 as capital gain dividends for its fiscal year ended December 31, 1995.

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended December 31, 1995 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

OFFICERS AND TRUSTEES

Daniel Pierce*
    President and Trustee
Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation Dudley H. Ladd*
    Trustee
George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates
Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University Juris Padegs*
    Trustee
Jean C. Tempel
    Trustee; General Partner, TL Ventures
Bruce F. Beaty*
    Vice President
Jerard K. Hartman*
    Vice President
Robert T. Hoffman*
    Vice President
Thomas W. Joseph*
    Vice President
David S. Lee*
    Vice President
Douglas M. Loudon*
    Vice President
Valerie F. Malter*
    Vice President
Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                 Tax Free Money Market+                                Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER


 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund SCUDDER AUTOMATED
                                         INFORMATION LINE (SAIL) 1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the
                                         Scudder funds, for additional
                                         applications and prospectuses, or for
                                         investment questions SCUDDER INVESTOR
                                         RELATIONS 1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                              New York
                                         Boston                                  Portland, OR
                                         Chicago                                 San Diego
                                         Cincinnati                              San Francisco
                                         Los Angeles                             Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder              For information on Scudder
                                         Treasurers Trust,(TM) an institutional  Institutional Funds,* funds
                                         cash management service for             designed to meet the broad
                                         corporations, non-profit                investment management and
                                         organizations and trusts that uses      service needs of banks and
                                         certain portfolios of Scudder Fund,     other institutions, call
                                         Inc.* ($100,000 minimum), call          1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.